UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

SiteOne Landscape Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, SiteOne Landscape Supply, Inc. (the “Company”) announced that Scott Salmon will retire from his role as Executive Vice President, Strategy and Development, effective March 31, 2026 (the “Transition Date”). Following this date, Mr. Salmon will continue his employment with the Company for a duration of time to assist with an orderly transition of his duties and responsibilities.

In connection with Mr. Salmon’s retirement, Daniel Laughlin, the Company’s Senior Vice President, Strategy and Development, will assume Mr. Salmon’s duties and responsibilities and be appointed an executive officer of the Company, effective as of the Transition Date.

Mr. Laughlin, age 44, has served as Senior Vice President, Strategy and Development of the Company since January 2026. Prior to joining the Company, Mr. Laughlin served as Vice President, Mergers and Acquisitions for Alloy Roofing from May 2025 to December 2025, as Senior Vice President of Development for ServiceMaster Brands from May 2023 to April 2025, and as Vice President, Corporate Development for Marcone Supply from November 2021 to April 2023. Mr. Laughlin also previously served in Strategy and Development roles of increasing responsibility with the Company from December 2014 to April 2021.

There are no arrangements or understandings between Mr. Laughlin and any other persons pursuant to which he was elected as an officer of the Company. There are also no family relationships between Mr. Laughlin and any director or executive officer of the Company. Mr. Laughlin has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On March 31, 2026, the Company issued a press release announcing the Company’s planned succession. A copy of the press release is furnished as Exhibit 99.1 hereto. This information is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Travis Jackson
Travis Jackson
General Counsel & Secretary

Date: March 31, 2026

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated March 31, 2026

99.1 Press Release dated March 31, 2026